Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets	GOODWILL AND INTANGIBLE ASSETS
Goodwill The majority of the goodwill recorded as of December 31, 2022 and 2021, related to the April 1, 2015, acquisition of a controlling interest in ARX. During 2022, we performed an impairment test of our goodwill allocated to the ARX reporting unit and recorded an impairment loss of $224.8 million, which is disclosed as a separate line item in our consolidated statements of comprehensive income. The impairment loss was fully allocated to our Property operating segment. There were no previously recorded goodwill impairment losses on any of the outstanding goodwill.
The indicators of impairment primarily related to the magnitude of weather events relative to forecasted expectations during the first half of 2022, as well as other factors impacting our plans to restore our Property business to target profitability in a timely fashion and the subsequent reduced forecasted profitability of ARX.
The quantitative goodwill impairment assessment consisted of comparing the fair value of the reporting unit to its carrying value. To determine the fair value of a reporting unit, we use a discounted cash flow model. The model uses assumptions including, but not limited to, discount rate, forecasted growth, profitability, investment return, and capital requirements. The assumptions and estimates were consistent with those we believe other non-related marketplace participants would use and were based on management’s best estimates at the time of the analysis. The calculated fair value of the ARX reporting unit was below its carrying value at June 30, 2022, which resulted in recording the goodwill impairment. There was no indication of impairment on the remaining $227.9 million of goodwill, of which 98% was attributable to our Personal Lines Agency business and related to the ARX acquisition.
Intangible Assets The following table is a summary of the net carrying amount of other intangible assets as of December 31:

(millions)	2022	2021
Intangible assets subject to amortization	$73.9	$104.9
Indefinite-lived intangible assets[1]	12.4	12.4
Total	$86.3	$117.3
[1] Indefinite-lived intangible assets are comprised of state insurance and agent licenses. State insurance licenses were previously subject to amortization under superseded accounting guidance and have $0.6 million of accumulated amortization for both years presented.
Intangible assets subject to amortization for the years ended December 31, consisted of the following:

(millions)	2022			2021
Category	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Policies in force	$0	$0	$0	$256.2	$247.1	$9.1
Agency relationships	159.2	88.1	71.1	159.2	76.8	82.4
Software rights	69.1	67.0	2.1	69.1	58.3	10.8
Trade name	3.6	2.9	0.7	3.6	1.0	2.6
Total	$231.9	$158.0	$73.9	$488.1	$383.2	$104.9
Amortization expense was $31.0 million, $57.7 million, and $56.9 million for the years ended December 31, 2022, 2021, and 2020, respectively. During the first quarter 2022, the policies in force intangible asset, with a gross carrying amount of $256.2 million, was fully amortized.
The estimated aggregate amortization on these intangible assets for each of the next five years as of December 31, 2022, follows:

(millions)	Amortization Expense
2023	$14.2
2024	11.4
2025	11.4
2026	11.4
2027	11.4